Facility Operating Lease (Details) - USD ($)		6 Months Ended
	Apr. 01, 2021	Jun. 30, 2021
Disclosure Text Block [Abstract]
Operating lease	$ 781,813
Lease description		The lease provides for base monthly rent of approximately $13,013 through May 31, 2021 and $8,400 starting June 1, 2021 on a month-to-month basis plus common area and operating expenses.
Rent income		$ 84,743